Exhibit 10.1

AMENDMENT NO. 3
to the
SECOND AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT
This AMENDMENT NO. 3, dated as of February 1, 2013 (this “Amendment”), to the SECOND AMENDED AND RESTATED WAREHOUSE LOAN AGREEMENT, dated as of May 29, 2009, as amended by AMENDMENT NO. 1, dated as of February 4, 2011 and AMENDMENT NO. 2, dated as of November 28, 2012 (the “Loan Agreement”), is entered into by and among TRINITY INDUSTRIES LEASING COMPANY, a Delaware corporation (the “Manager”), TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II), a Delaware statutory trust (the “Borrower”), the banks and other lending institutions from time to time party to the Loan Agreement (each a “Lender” and, collectively, the “Lenders”), CREDIT SUISSE AG, NEW YORK BRANCH (formerly known as Credit Suisse First Boston, New York Branch), as Agent for the Lenders (the “Agent”), and WILMINGTON TRUST COMPANY, in its capacity as Collateral Agent and Depositary (the “Collateral Agent”). Capitalized terms used but not defined herein have the meaning set forth in the Loan Agreement.
RECITALS:
WHEREAS, the parties hereto entered into a Warehouse Loan Agreement, dated as of June 27, 2002, which was amended and restated pursuant to the Amended and Restated Loan Agreement, dated as of August 7, 2007, which was subsequently amended and restated by the Loan Agreement; and
WHEREAS, the parties hereto desire to amend the Loan Agreement as set forth herein.
NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE 1
AMENDMENTS
Section 1.1    Section 1.01 of the Loan Agreement is hereby amended by deleting the words “February 4, 2013” in the definition of “Revolving Termination Date” and inserting the words “August 5, 2013” in lieu thereof.
ARTICLE 2
CONDITIONS
Section 2.1    Conditions to Effectiveness. This Amendment shall become effective on the date on which the Agent has received:
(a)signature pages to this Amendment duly executed by each party hereto (including each Lender);
(b)a copy of the Organizational Documents of each Facility Party, certified as of a recent date by the Secretary of State of its state of organization, to the extent such documents have been amended, supplemented or modified since May 29, 2009;
(c)a certificate as to the good standing of each Facility Party from such Secretary of State, as of a recent date;
(d)a certificate of the Secretary or Assistant Secretary of each Facility Party, dated as of the date of this Amendment, and certifying (A) that the certificate or articles of incorporation or other

Organizational Documents, as applicable, of such Facility Party have not been amended either since the date of the last amendment thereto shown on the related certificate furnished pursuant to clause (b) above or since May 29, 2009, if no certificate is required to be furnished pursuant to clause (b) above; (B) that attached thereto is a true and complete copy of the agreement of limited partnership, operating agreement or by-laws of such Facility Party, as in effect on the date of this Amendment (or a certification that such documents have not been amended, supplemented, or otherwise modified since May 29, 2009) and in effect at all times since a date prior to the date of the resolutions described in clause (C) below, (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors or other governing body of such Facility Party, authorizing the execution, delivery and performance of this Amendment to which it is to be a party, and that such resolutions have not been modified, rescinded or amended and are in full force and effect; and (D) as to the incumbency and specimen signature of each officer executing this Amendment or any other document delivered in connection herewith or therewith on behalf of such Person;
(e)a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (d) above; and
(f)such other documents as the Agent or Mayer Brown LLP, counsel for the Agent, may reasonably request.
ARTICLE 3
MISCELLANEOUS
Section 3.1    Direction. The Agent hereby requests and directs the Collateral Agent to execute and deliver this Amendment, and hereby certifies and confirms to the Collateral Agent that the execution and delivery of this Amendment by the Collateral Agent is authorized and permitted by the Security Agreement and the other Loan Documents.
Section 3.2    Representations and Warranties. Each Facility Party represents and warrants that its respective representations and warranties set forth in Article V of the Loan Agreement are true and correct on and as of the date of this Amendment as though made on and as of such date, except to the extent that such representations and warranties expressly relate to an earlier date.
Section 3.3    Effect of Amendment. This Amendment shall constitute a “Loan Document” within the meaning of the Loan Agreement. All provisions of the Loan Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Loan Agreement (or in any other Transaction Document) to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended hereby.
Section 3.4    Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 3.5    Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.
Section 3.6    Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Loan Agreement or any provision hereof or thereof.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties have executed this Amendment on the date first written above.

TRINITY INDUSTRIES LEASING COMPANY

By: /s/ C. Lance Davis
Name: Lance Davis
Title: Vice President

TRINITY RAIL LEASING WAREHOUSE TRUST (formerly known as Trinity Rail Leasing Trust II)

By: /s/ C. Lance Davis
Name: Lance Davis
Title: Vice President

WILMINGTON TRUST COMPANY,
as Collateral Agent and Depositary

By: /s/ Jose L. Paredes
Name: Jose L. Paredes
Title: Vice President

By: /s/ Jose L. Paredes
Name: Jose L. Paredes
Title: Vice President

CREDIT SUISSE AG, NEW YORK BRANCH (formerly known as Credit Suisse, New York Branch), as Agent

By: /s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Vice President

By: /s/ Michelangelo Raimondi
Name: Michelangelo Raimondi
Title: Associate

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Committed Lender

By: /s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Vice President

By: /s/ Michelangelo Raimondi
Name: Michelangelo Raimondi
Title: Associate

ALPINE SECURITIZATION CORP.,
as a Conduit Lender
By Credit Suisse AG, New York Branch, as its administrative agent

By: /s/ Jason Ruchelsman
Name: Jason Ruchelsman
Title: Vice President

By: /s/ Michelangelo Raimondi
Name: Michelangelo Raimondi
Title: Associate

COÖPERATIEVE CENTRALE RAIFFEISEN- BOERENLEENBANK B.A., “RABOBANK INTERNATIONAL”, NEW YORK BRANCH,
as a Committed Lender

By: /s/ Christopher Lew
Name: Christopher Lew
Title: Vice President

By: /s/ Dana Hartman
Name: Dana Hartman
Title: Executive Director

NIEUW AMSTERDAM RECEIVABLES CORPORATION,
as a Conduit Lender

By: /s/ Damian Perez
Name: Damian Perez
Title: Vice President

GRESHAM RECEIVABLES (No. 3) Limited,
as a Committed Lender and a Conduit Lender

By: /s/ Shane Hollywood
Name: Shane Hollywood
Title: Director

CRÉDIT AGRICOLE CORPORATE AND INVESTMENT BANK (formerly known as Calyon New York Branch), as a Committed Lender

By: /s/ Brian Bolotin
Name: Brian Bolotin
Title: Managing Director

By: /s/ Thomas Jean
Name: Thomas Jean
Title: Vice President

WELLS FARGO CAPITAL FINANCE, LLC (formerly known as Wells Fargo Foothill, LLC), as a Committed Lender

By: /s/ Jason Farr
Name: Jason Farr
Title: AVP

By:___________
Name:
Title: